UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 20, 2012

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 20, 2012, EnteroMedics Inc. (the “Company”) entered into an Amendment, effective October 1, 2012 (the “Amendment”), to the Consulting Agreement (the “Consulting Agreement”), effective June 1, 2011, with Anthony P. Jansz, a member of the Company’s Board of Directors. Pursuant to the Amendment, during the period from October 1, 2012 until June 30, 2013, Mr. Jansz agreed to commit additional time to performing consulting services for the Company’s management pursuant to the Consulting Agreement. In exchange for these additional services, Mr. Jansz is entitled to receive (i) a consulting fee of $12,000 AUD per month from October 1, 2012 until June 30, 2013, and (ii) a non-qualified stock option to purchase 75,000 shares of the Company’s common stock, which vests as follows: (A) 16,667 of such 75,000 shares vested on January 22, 2013, the date of grant; (B) 16,667 of such 75,000 shares will vest on January 22, 2014; (C) 16,666 of such 75,000 shares will vest on January 22, 2015; and (D) the remaining 25,000 of such 75,000 shares will vest upon the occurrence of both (i) the Company successfully obtaining full Australian reimbursement approval for both surgeon’s fees and hospital fees for the VBLOC® vagal blocking therapy and the Maestro® Rechargeable System from the Australian Medical Services Advisory Committee prior to June 30, 2014 and (ii) the Company successfully obtaining device listing for the Maestro® Rechargeable System on the Australian Prostheses List prior to June 30, 2014. In the event of a change in control of the Company prior to June 30, 2014, 100% of any unvested portion of the 25,000 shares described in (D) above shall vest immediately prior to the consummation of such change in control. In no event shall any unvested portion of the 25,000 shares described in (D) above vest after June 30, 2014. The stock option was granted pursuant to the Company’s Amended and Restated 2003 Stock Incentive Plan and has a four-year term and an exercise price equal to $2.65 (the closing price of the Company’s stock on the Nasdaq Capital Market on the date the grant was approved by the Board of Directors). The Board of Directors approved the stock option grant on January 22, 2013. The description of the Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the copy of the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Consulting Agreement, effective October 1, 2012, by and between EnteroMedics Inc. and Anthony Jansz.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea
Greg S. Lea
Senior Vice President and Chief Financial Officer

Date: January 24, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Consulting Agreement, effective October 1, 2012, by and between EnteroMedics Inc. and Anthony Jansz.